OPTION AGREEMENT

     This Option Agreement is entered into as of May 22, 1996,

between The Manufacturers Life Insurance Company ("MLI"), The

Manufacturers Life Insurance Company (U.S.A.) ("MLI USA") and

American Industrial Properties REIT ("AIP").

                        R E C I T A L S

     WHEREAS, AIP and MLI are parties to the Note Purchase

Agreement (defined below);

     WHEREAS, pursuant to the Note Purchase Agreement, Promissory

Note B-1 (defined below) and Promissory Note B-2 (defined below)

were executed and delivered by Trammell Crow Real Estate

Investors REIT (now AIP) to MLI;

     WHEREAS, MLI is the owner of Promissory Note B-2;

     WHEREAS, MLI has assigned and endorsed over to MLI USA

Promissory Note B-1.  MLI USA is the owner of Promissory Note B-

1;

     WHEREAS, AIP was formerly known as Trammell Crow Real Estate

Investors REIT;

     WHEREAS, as of May 22, 1996, the principal balance due and owing by AIP to MLI USA evidenced by Promissory Note B-1 was

$20,423,153.06;

     WHEREAS, as of May 22, 1996, the principal balance due and owing by AIP to MLI evidenced by Promissory Note B-2 was

$24,816,037.03;

     WHEREAS, as of the May 22, 1996, the unpaid accrued interest due and owing by AIP to MLI USA on Promissory Note B-1 was

$3,223,832.94;

     WHEREAS, as of the May 22, 1996, the unpaid accrued interest due and owing by AIP to MLI on Promissory Note B-2 was

$3,917,257.89;

     WHEREAS, AIP has previously defaulted on its obligations

under the terms of the (i) Note Purchase Agreement, and (ii)

Subject Notes (as defined below);

     WHEREAS, MLI and MLI USA were entitled to and did in fact

accelerate the maturity of Promissory Note B-1 and Promissory

Note B-2 in accordance with the terms of the Subject Notes and the Note Purchase Agreement.  The indebtedness evidenced by the

Subject Notes is fully matured, due and owing, subject now to the provisions of the Settlement Agreement;

     WHEREAS, on the date of this Agreement, a Settlement

Agreement has been entered into by and between MLI, MLI USA, AIP,

Patapsco #1 Limited Partnership, and Patapsco #2 Limited

Partnership entitled Settlement Agreement ("Settlement

Agreement") which supersedes and replaces certain articles of the

Note Purchase Agreement as provided in the Settlement Agreement;

     WHEREAS, AIP's obligations to MLI and MLI USA are secured

pursuant to the Collateral Documents (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the

receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I

                          Definitions

     1.01 "AIP" shall mean American Industrial Properties REIT.

     1.02 "Collateral Documents" shall have the same meaning as set forth in the Settlement Agreement.

     1.03 "Default" shall have the same meaning as set forth in the Settlement Agreement.

     1.04 "Event of Default" shall have the same meaning as set forth in the Settlement Agreement.

     1.05 "Initial Option Exercise Period" shall mean the period described in Section .4.01

     1.06 "MLI" shall mean The Manufacturers Life Insurance

Company.

     1.07 "MLI USA" shall mean The Manufacturers Life Insurance

Company (U.S.A.).

     1.08 "Option One" shall mean the option described in Article

II.

     1.09 "Option Two Extension Period" shall mean the period

described in Section 4.02.

     1.10 "Option Two" shall mean the option described in Article

III.

     1.11 "Option Two Price" shall mean the sum of Thirty-Six

Million Eight Hundred Thousand and 00/100 Dollars

($36,800,000.00) allocated $16,613,295.49 to Promissory Note B-1 and $20,186,704.51 to Promissory Note B-2..

     1.12 "Promissory Note B-1" shall mean a promissory note,

dated February 27, 1992, in the original face amount of Nineteen

Million One Hundred Forty-Three Thousand Six Hundred Forty-Six

and 92/100 Dollars ($19,143,646.92) executed by Trammell Crow

Real Estate Investors (now AIP) in favor of MLI.

     1.13 "Promissory Note B-2" shall mean a promissory note,

dated February 27, 1992, in the original face amount of Twenty-

Three Million Two Hundred Sixty-One Thousand Three Hundred

Seventeen and 66/100 Dollars ($23,261,317.66) executed by

Trammell Crow Real Estate Investors (now AIP) in favor of MLI.

     1.14 "Second Option Two Extension Period" shall mean the

period described in Section 4.04.

     1.15 "Settlement Agreement" shall mean  the Settlement

Agreement entered into by and between MLI, MLI USA, AIP, Patapsco

#1 Limited Partnership, and Patapsco #2 Limited Partnership dated the date of this Agreement.

     1.16 "Subject Notes" shall mean Promissory Note B-1 and

Promissory Note B-2.

                           ARTICLE II

                           Option One

     2.01 Grant of Option.  Subject to strict adherence to the

terms and conditions contained in this Agreement, MLI and MLI USA hereby grant to AIP the option to earn a credit in the amount of

Four Million Two Hundred Nineteen Thousand Five Hundred Ninety-

Five and 5/100 Dollars ($4,219,595.05) against the outstanding principal balance then due and owing on the Subject Notes.

     2.02 Exercise of Option One.  To exercise Option One and

earn the credit referenced in Section 2.01 above, AIP, Patapsco

#1 Limited Partnership and Patapsco #2 Limited Partnership must during the Initial Option Exercise Period make payments to MLI and MLI USA totaling at least Twenty-Five Million and 00/100

Dollars ($25,000,000.00) exclusive of payments made pursuant to

Sections 3.02, 6.04(d), 7.02 and 7.03 of the Settlement

Agreement.  The amount of the payments (other than payments made pursuant to Sections 3.02, 6.04(d), 7.02 and 7.03 of the

Settlement Agreement) shall be credited pro rata to the principal balances of the Subject Notes and the Option Two Price as and

when such payments are made.  Option One may be exercised at any time prior to expiration of the Initial Option Exercise Period provided that each of the following conditions are timely and fully satisfied by AIP, Patapsco #1 Limited Partnership and

Patapsco #2 Limited Partnership:

          (a)  Condition No. 1.  No Event of Default shall have

occurred during the Initial Option Exercise Period.

          (b)  Condition No. 2.  As of the date of exercise of

Option One, all payments  then due and owing pursuant to Sections

7.02, 7.03, 7.04 and 7.05 of the Settlement Agreement must have been made to MLI and MLI USA by AIP, Patapsco #1 Limited

Partnership and Patapsco #2 Limited Partnership.

     2.03 Effect of Exercise of Option One.  If the requirements to exercise Option One are satisfied, a credit of Four Million

Two Hundred Nineteen Thousand Five Hundred Ninety-Five and 5/100

Dollars ($4,219,595.05) shall be applied pro rata to the then outstanding principal balance of the Subject Notes effective as of the date AIP has made the required Twenty-Five Million and

00/100 Dollars ($25,000,000.00) in payments in full as provided in Section 2.02. The effect of the timely and proper exercise of

Option One will be to reduce the outstanding principal balance of the Subject Notes by Four Million Two Hundred Nineteen Thousand

Five Hundred Ninety-Five and 5/100 Dollars ($4,219,595.05) in

addition to all other principal payments made by AIP, including the Twenty-Five Million and 00/100 Dollars ($25,000,000.00) paid by AIP during the Initial Option Exercise Period.

                          ARTICLE III

                           Option Two

     3.01 Grant of Option.  Subject to strict adherence to the

terms and conditions contained in this Agreement, MLI and MLI USA hereby grant to AIP the option to repay the Subject Notes in full by paying to MLI and MLI USA the full amount of the applicable remaining balance of the Option Two Price prior to expiration of the Initial Option Exercise Period.  Provided that the conditions set forth in Section 4.03 are strictly adhered to and timely and fully satisfied and provided further that all other terms and conditions contained in this Agreement are strictly adhered to and timely and full satisfied, MLI and MLI USA hereby further grant AIP the option to repay the Subject Notes in full by paying to MLI and MLI USA the full amount of the applicable remaining balance of the Option Two Price prior to expiration of the Option

Two Extension Period.  Provided that the conditions set forth in

Section 4.05 are strictly adhered to and timely and fully

satisfied and provided further that all other terms and

conditions contained in this Agreement are strictly adhered to and timely and fully satisfied, MLI and MLI USA hereby grant to

AIP the option to repay the Subject Notes in full by paying to

MLI and MLI USA the full amount of the applicable remaining

balance of the Option Two Price prior to expiration of the Second

Option Two Extension Period.

     3.02 Exercise of Option Two.  To exercise Option Two AIP

must timely pay to MLI and MLI USA the full amount of the

remaining balance of the Option Two Price as provided in Section

3.01.  Option Two may be exercised if and only if each of the following conditions are timely and fully satisfied by AIP,

Patapsco #1 Limited Partnership and Patapsco #2 Limited

Partnership:

          (a)  Condition No. 1.  No Event of Default shall have

occurred prior to the exercise of Option Two.

          (b)  Condition No. 2. As of the date of exercise of

Option Two, all payments then due and owing pursuant to Sections

7.02, 7.03, 7.04 and 7.05 of the Settlement Agreement must have been made by AIP, Patapsco #1 Limited Partnership and Patapsco #2

Limited Partnership to MLI and MLI USA.

     3.03 Effect of Exercise of Option Two.  Upon payment of the

Option Two Price, in strict compliance with the terms of this

Agreement, the Subject Notes shall be deemed paid in full.

                           ARTICLE IV

                        Exercise Periods

     4.01 Initial Option Exercise Period.  The Initial Option

Exercise Period shall be from the date of this Agreement until the earlier of (i) 5:00 p.m., Central Standard Time, on November

23, 1996, or (ii) the occurrence of an Event of Default.

     4.02 Option Two Extension Period.  The Option Two Extension

Period shall be from 5:00 p.m., Central Standard Time, November

23, 1996, until the earlier of (i) 5:00 p.m., Central Standard

Time, March 31, 1997, or (ii) the occurrence of an Event of

Default.

     4.03 Conditions to Option Two Extension Period.  There shall be an Option Two Extension Period if and only if each of the following conditions are strictly adhered to and timely and fully satisfied by AIP, Patapsco #1 Limited Partnership, and Patapsco

#2 Limited Partnership.

          a.   Condition No. 1.  No Event of Default shall have

occurred during the Initial Option Exercise Period.

          b.   Condition No. 2.  All payments then due and owing

pursuant to Sections 7.02, 7.03, 7.04 and 7.05 of the Settlement

Agreement must have been made to MLI and MLI USA by AIP, Patapsco

#1 Limited Partnership and Patapsco #2 Limited Partnership during the Initial Option Exercise Period.

          c.   Condition No. 3.  During the Initial Option

Exercise Period, AIP, Patapsco #1 Limited Partnership and

Patapsco #2 Limited Partnership must have made principal payments to MLI and MLI USA totaling at least Twenty-Five Million and

00/100 Dollars ($25,000,000), exclusive of the payment made

pursuant to Section 6.04(d) of the Settlement Agreement.  The

principal payments (excluding the payment made pursuant to

Section 6.04(d) of the Settlement Agreement) shall be applied against the Option Two Price and the principal balances of the

Subject Notes, dollar for dollar, as and when made.  Payments made pursuant to Sections 3.02, 7.02 and 7.03 of the Settlement

Agreement will not reduce or be applied against the Option Two

Price.

          d.   Condition No. 4.  On or before 5:00 p.m., Central

Standard Time, November 23, 1996, AIP, Patapsco #1 Limited

Partnership and Patapsco #2 Limited Partnership must have made an additional principal reduction payment to be applied pro rata to the then outstanding principal balance of the Subject Notes in the amount of Two Hundred Fifty Thousand and 00/100 Dollars

($250,000.00).  This payment is in addition to payments made pursuant to Sections 3.02, 7.02, 7.03, 7.04 and 7.05 of the

Settlement Agreement.  This payment shall not reduce or be

applied against the Option Two Price.

     4.04 Second Option Two Extension Period.  The Second Option

Two Extension Period shall be from 5:00 p.m., Central Standard

Time, March 31, 1997, until the earlier of (i) 5:00 p.m., Central

Standard Time, June 30, 1997, or (ii) the occurrence of an Event of Default.

     4.05 Conditions to Second Option Two Extension Period.

There shall be a Second Option Two Extension Period if and only if each of the following conditions are strictly adhered to and timely and fully satisfied by AIP, Patapsco #1 Limited

Partnership and Patapsco #2 Limited Partnership.

          a.   Condition No. 1.  All of the conditions set forth

in Section 4.03 must have been strictly adhered to and timely and fully satisfied.

          b.   Condition No. 2.  No Event of Default shall have

occurred during the Option Two Extension Period.

          c.   Condition No. 3.  All payments to be made during

the Option Two Extension Period pursuant to Sections 7.02, 7.03,

7.04 and 7.05 of the Settlement Agreement must have been made to

MLI and MLI USA by AIP, Patapsco #1 Limited Partnership and

Patapsco #2 Limited Partnership.

          d.   Condition No. 4.  On or before 5:00 p.m., Central

Standard Time, March 31, 1997, AIP, Patapsco #1 Limited

Partnership and Patapsco #2 Limited Partnership must have made an additional principal reduction payment to be applied pro rata to the then outstanding principal balance of the Subject Notes in the amount of One Hundred Fifty Thousand and 00/100 Dollars

($150,000.00).  This payment is in addition to payments made pursuant to Sections 3.02, 6.04(d), 7.02, 7.03, 7.04 and 7.05 of

the Settlement Agreement.  This payment shall not reduce or be applied against the Option Two Price.

                           ARTICLE V

                         Miscellaneous

     5.01 Payments made by AIP pursuant to this Agreement shall be delivered to MLI and MLI USA in the manner provided in the

Settlement Agreement.

     5.02 Time is of the essence with respect to the satisfaction of the obligations and requirements set forth in this Agreement.

The options granted herein may only be exercised if the

requirements for complete and timely tender and performance are fully satisfied.  No additional credit or discount of the Subject

Notes shall be earned by partial performance of the requirements.

The options created hereunder expire and terminate immediately upon the occurrence of an Event of Default.  Under no

circumstances can AIP exercise an option created hereunder after the occurrence of an Event of Default.

     5.03 This Agreement is not intended by the parties to be an executory contract within the meaning of 11 U.S.C.  365.  This

Agreement and the Settlement Agreement are contracts for the financial accommodation of AIP within the meaning of 11 U.S.C.

365(c)(2).

     5.04 Severability.  If any term, provision, or covenant of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms,

provisions and covenants of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     5.05 Binding Effect and Assignment.  This Agreement and all

of the provisions hereof shall be binding upon and inure to the benefit of AIP, MLI and MLI USA and their respective successors and assigns.  This Agreement is not to be construed as granting any option or right to Patapsco #1 Limited Partnership, Patapsco

#2 Limited Partnership, AIP Properties #1, L.P., AIP Properties

#2, L.P., AIP Tamarac, Inc., AIP Northview, Inc. or any person or entity other than AIP.  AIP may not assign its rights hereunder as to all or any part of Option One or Option Two to any person or persons without the prior written consent of MLI and MLI USA.

MLI and MLI USA may not assign their respective rights or

obligations hereunder except in accordance with the Settlement

Agreement.

     5.06 Waiver and Amendment.  This Agreement may not be

amended, supplemented or modified at any time, except upon the execution and delivery of an instrument in writing signed on behalf of each party hereto.

     5.07 Notices.  All notices, requests, claims, demands and

other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so

given) by delivery by cable, telegram, telex, facsimile or by registered or certified mail, postage prepaid, return receipt requested, to the respective parties as follows:

     If to AIP:          American Industrial Properties REIT
                         6220 North Beltline, Suite 205
                         Irving, Texas  75063-2656
                         Attention:  Mr. Charles W. Wolcott,
                         President
                         Telecopy No.:  (214) 550-6037

     with copies to:          Bryan Goolsby
                         Liddell, Sapp, Zivley, Hill
                           & LaBoon, L.L.P.
                         2200 Ross Avenue, Suite 900
                         Dallas, Texas  75201
                         Telecopy No.:  (214) 220-4899

     If to MLI and MLI USA:   Manulife Financial
                         200 Bloor Street East
                         Toronto, Ontario  M4W 1E5
                         Attention: Stewart Sprague
                         Telecopy No.:  (416) 926-5262

     with copies to:          Phil Snow
                    Ware, Snow, Fogel, Jackson & Greene, P.C.
                         1111 Bagby, 49th Floor
                         Houston, Texas  77002
                         Telecopy No.:  (713) 659-6262

or such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     5.08 Governing Law.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of

Texas.

     5.09 Entire Agreement.  This Agreement and the Settlement

Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, between the parties with respect to the subject matter hereof, and (b) does not confer upon any person not a party hereto or an assignee pursuant to the provisions hereof, any rights or remedies hereunder.  To the extent of any conflict between this Agreement and the Settlement

Agreement, this Agreement shall Control.

     5.10 Counterparts.  This Agreement may be executed in

counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     5.11 Headings.  The section headings herein are for

convenience and reference only and shall not affect the

construction or interpretation of any term, provision or covenant of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this

Agreement to be duly executed on the date first above written.

                              AMERICAN INDUSTRIAL PROPERTIES REIT



                              By:/s/Charles Wolcott
                              Name:Charles W. Wolcott
                              Title:President and Chief Executive Officer


                         THE MANUFACTURERS LIFE INSURANCE COMPANY



                              By:/s/Ray Britt
                              Name:Raymond L. Britt
                              Title:Vice President


               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)



                              By:/s/Ray Britt
                              Name:Raymond L. Britt
                              Title:Vice President